                                                                      Exhibit 24

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Jill K. Conway, do hereby make, constitute and appoint Stephen C. Patrick and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company 1996 Stock Option Plan, of 1,800,000 shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 6th day of March, 1997.


                                       /s/  Jill K. Conway
                                    -------------------------
                              Name:         Jill K. Conway

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Ronald E. Ferguson, do hereby make, constitute and appoint Stephen
C. Patrick and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company 1996 Stock Option Plan, of 1,800,000 shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 6th day of March, 1997.



                                      /s/  Ronald E. Ferguson
                                    ---------------------------
                              Name:        Ronald E. Ferguson

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Ellen M. Hancock, do hereby make, constitute and appoint Stephen C. Patrick and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company 1996 Stock Option Plan, of 1,800,000 shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 6th day of March, 1997.



                                       /s/  Ellen M. Hancock
                                    ---------------------------
                              Name:         Ellen M. Hancock

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, David W. Johnson, do hereby make, constitute and appoint Stephen C. Patrick and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company 1996 Stock Option Plan, of 1,800,000 shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 6th day of March, 1997.



                                       /s/  David W. Johnson
                                    ---------------------------
                              Name:         David W. Johnson

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, John P. Kendall, do hereby make, constitute and appoint Stephen C. Patrick and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company 1996 Stock Option Plan, of 1,800,000 shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 6th day of March, 1997.



                                       /s/  John P. Kendall
                                    --------------------------
                              Name:         John P. Kendall

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Richard J. Kogan, do hereby make, constitute and appoint Stephen C. Patrick and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company 1996 Stock Option Plan, of 1,800,000 shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 6th day of March, 1997.



                                       /s/  Richard J. Kogan
                                    ---------------------------
                              Name:         Richard J. Kogan

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Delano E. Lewis, do hereby make, constitute and appoint Stephen C. Patrick and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company 1996 Stock Option Plan, of 1,800,000 shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 6th day of March, 1997.



                                       /s/  Delano E. Lewis
                                    --------------------------
                              Name:         Delano E. Lewis

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Howard B. Wentz, Jr., do hereby make, constitute and appoint Stephen C. Patrick and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company 1996 Stock Option Plan, of 1,800,000 shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 6th day of March, 1997.



                                       /s/  Howard B. Wentz, Jr.
                                    -------------------------------
                              Name:         Howard B. Wentz, Jr.

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     I, Reuben Mark, do hereby make, constitute and appoint Stephen C. Patrick and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company 1996 Stock Option Plan, of 1,800,000 shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     In witness whereof, I have executed this Power of Attorney this 6th day of March, 1997.



                                         /s/  Reuben Mark
                                      ----------------------
                                Name:         Reuben Mark

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     I, Vernon R. Alden, do hereby make, constitute and appoint Stephen C. Patrick and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company 1996 Stock Option Plan, of 1,800,000 shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     In witness whereof, I have executed this Power of Attorney this 6th day of March, 1997.



                                         /s/  Vernon R. Alden
                                      --------------------------
                                Name:         Vernon R. Alden